UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 14, 2022
Date of Report (Date of earliest event reported)

Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2022, the Board of Directors (the “Board”) of Truist Financial Corporation (“Truist”) and Mr. William H. Rogers, Jr., Truist’s Chairman and Chief Executive Officer, agreed to terminate certain governance provisions arising out of the merger of equals between BB&T Corporation and SunTrust Banks, Inc. prior to their expiration, so that there are no limitations with respect to the Board’s selection of its Chairman. The Board and Mr. Rogers concluded that these merger-related provisions were no longer necessary and made the specific changes described in this Form 8-K.

The Board received and accepted from Mr. Rogers a waiver under Mr. Rogers’ employment agreement of his right to serve as Chairman of the Boards of Directors of Truist and of Truist Bank through the remainder of the Employment Term (as defined in the employment agreement) (the “Expiration Date”), effectively immediately. Mr. Rogers acknowledged that any resulting change in his title and positions will not constitute a basis for a Good Reason Termination (as defined in the employment agreement).

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2022, the Board approved and adopted, effective as of such date, an amendment to Truist’s Amended and Restated Bylaws (as so amended, the “Bylaws”). Specifically, Article III, Section 14(b) was amended such that the removal of Mr. Rogers from, or the failure to appoint or re-elect Mr. Rogers to, the position of Chairman of the Board of Directors of Truist or of Truist Bank on or prior to the Expiration Date will not require the affirmative vote of at least 75% of the full Board.

For purposes of clarity, the Board is not making any change in the position of Chairman of the Board, and the Board intends for Mr. Rogers to continue serving as Chairman of the Board following the changes described in this Form 8-K in accordance with the Bylaws and the Corporate Governance Guidelines of Truist.

The foregoing summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
3.1	Truist Amended and Restated Bylaws
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 14, 2022